EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jaitegh Singh, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Armeau Brands Inc. for the period ended July 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Armeau Brands, Inc.

Dated:	September 22, 2017	ARMEAU BRANDS INC.

		By:	/s/ Jaitegh Singh
Jaitegh Singh
Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer